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                                                                   EXHIBIT 10.32

                                 AMENDMENT NO. 3

      AMENDMENT NO. 3, dated July 21, 1999 (this AMENDMENT"), to the First Amended and Restated Credit Agreement, dated as of February 19, 1999, by and among Global Vacation Group, Inc., the Lenders party thereto and The Bank of New
 York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time.

                                    RECITALS

I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

II. The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent is willing so to agree.

Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

The definition of the term "Letter of Credit Commitment" contained in Section
1.1 of the Credit Agreement is amended as of April 27, 1999 by deleting the amount "$5,000,000" and inserting the amount "$6,000,000" in its place.

Paragraph 1 hereof shall not be effective until such time as the Required Lenders and the Issuer shall have consented hereto in writing.

The Borrower hereby (a) represents and warrants that all of the representations and warranties contained in the Loan Documents as updated from time to time are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date, and (b) reaffirms and admits the validity and enforceability of each Loan Document and all of the obligations of each Loan Party under such Loan Document.

In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

This Amendment may be executed in any number of counterparts all of which, when taken together, shall constitute one agreement. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.



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                           GLOBAL VACATION GROUP, INC.

                           By:
                              -----------------------------
                           Name:
                                ---------------------------
                           Title:
                                 --------------------------

                           THE BANK OF NEW YORK,
                           as Administrative Agent

                           By:
                              -----------------------------
                           Name:
                                ---------------------------
                           Title:
                                 --------------------------



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CONSENTED TO AND AGREED:

THE BANK OF NEW YORK,
individually and as Issuer

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------

BANK OF AMERICA, FSB

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------

FIRST UNION NATIONAL BANK

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------

SUNSHINE VACATIONS, INC.
GLOBAL VACATION MANAGEMENT COMPANY
HADDON HOLIDAYS, INC.
GLOBETROTTERS, INC.
CLASSIC CUSTOM VACATIONS
MTI VACATIONS, INC.
GVG FINANCE COMPANY
FRIENDLY HOLIDAYS, INC.
ISLAND RESORT TOURS, INC.
INTERNATIONAL TRAVEL & RESORTS, INC.
GVG/TMS ACQUISITION SUB, INC.

AS TO EACH OF THE FOREGOING:

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------


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